SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                                    FORM 8-K

              CURRENT REPORT PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

         Date of Report (Date of earliest event reported): July 2, 2002


                           SPECTRASITE HOLDINGS, INC.
             (Exact name of Registrant as specified in its charter)


                                    DELAWARE
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         (State or other jurisdiction of incorporation or organization)


         0-27217                                        56-2027322
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(Commission File Number)                 (I.R.S. Employer Identification Number)


                            100 REGENCY FOREST DRIVE
                                    SUITE 400
         CARY, NORTH CAROLINA                           27511
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               (Address of principal executive offices) (Zip Code)


                                 (919) 468-0112
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              (Registrant's telephone number, including area code)

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ITEM 5.           OTHER EVENTS.
                  ------------

         On July 2, 2002, SpectraSite Holdings Inc. (the "Company") issued a press release announcing it has extended the expiration date of its private offers to bondholders that are "Qualified Institutional Buyers" to exchange a portion of the Company's outstanding 10.75% Senior Notes due 2010, 12.50% Senior Notes due 2010, 12.00% Senior Discount Notes due 2008, 11.25% Senior Discount Notes due 2009 and 12.875% Senior Discount Notes due 2010 (collectively, the "Notes") for up to $75 million of new convertible notes to be issued by the Company and SpectraSite Intermediate Holdings, LLC, its wholly owned subsidiary. The Company has extended the expiration date of its exchange offers until 5:00 p.m., New York City time, on July 15, 2002, unless further extended.

         In addition, the Funding Agreement with Welsh, Carson, Anderson & Stowe has been amended to reflect the extension of the offers.

         A copy of the press release is attached to this Report as an exhibit pursuant to Rule 135c(d) under the Securities Act of 1933 and is incorporated herein by reference. A copy of the amendment to the Funding Agreement is also attached to this Report as an exhibit and is incorporated herein by reference.


ITEM 7.           FINANCIAL STATEMENTS AND EXHIBITS.
                  ---------------------------------

         (a)      Financial statements of businesses acquired.

         None.

         (b)      Pro forma financial information.

         None.

         (c)      Exhibits.

         10.1 Fourth Consent and Amendment to Funding Agreement, dated July 2, 2002, by and among the Registrant, SpectraSite Intermediate Holdings, LLC and the Purchasers (as defined therein).

         99.1     Press Release dated July 2, 2002.

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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                   SPECTRASITE HOLDINGS, INC.

Dated:     July 3, 2002            BY:  /s/ Daniel I. Hunt
                                        ----------------------------
                                                Daniel I. Hunt
                                                Vice President and
                                                Principal Accounting
                                                Officer



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                                                                               4


EXHIBIT INDEX
-------------

           10.1 Fourth Consent and Amendment to Funding Agreement, dated July 2, 2002, by and among the Registrant, SpectraSite Intermediate Holdings, LLC and the Purchasers (as defined therein).

           99.1   Press Release dated July 2, 2002.